UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450 Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 14, 2017, PharmAthene, Inc. (the "Company") issued a press release (the “Press Release”) announcing its financial and operational results for the fiscal year ended December 31, 2016.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The portions of the Press Release that relate solely to the proposed merger transaction involving the Company and Altimmune, Inc. are being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The Company's Board of Directors confirmed that the stockholder rights plan previously adopted by the Company on November 25, 2015 (the "Rights Plan") is now terminated and that all purchases of the Company's common stock on or after January 1, 2017 are to be treated as "Exempted Transactions" under the Rights Plan.  Stockholders are not required to take any action as a result of this termination.  In connection with the termination of the Rights Plan, the Company will be taking routine actions to deregister the related preferred share purchase rights under the Exchange Act. These actions are administrative in nature and will have no effect on the Company's common stock, which continues to be listed on NYSE MKT.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press Release, dated March 14, 2017, issued by PharmAthene, Inc.

Important Additional Information about the Proposed Merger Transaction

In connection with a proposed merger transaction involving Altimmune, Inc. and PharmAthene, Inc., PharmAthene has filed a registration statement on Form S-4 (File No. 333-215891) (the "Registration Statement") with the U.S. Securities and Exchange Commission (the “SEC”), which contains a preliminary proxy statement/prospectus/consent solicitation and other relevant materials, and plans to file with the SEC other documents regarding the proposed transaction. The information in the preliminary proxy statement/prospectus/consent solicitation is not complete and may be changed. The final proxy statement/prospectus/consent solicitation will be sent to the stockholders of PharmAthene and Altimmune in connection with the special meeting of stockholders to be held to vote on matters relating to the proposed transaction. The final proxy statement/prospectus/consent solicitation will contain information about PharmAthene, Altimmune, the proposed merger transaction, and related matters. STOCKHOLDERS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER TRANSACTION AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation and proxy card by mail, stockholders will also be able to obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by directing a written request to: PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, Attention: Investor Relations.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger transaction. Altimmune and its officers and directors may also be deemed participants in such solicitation. Information regarding PharmAthene’s executive officers and directors will be available in PharmAthene’s Annual Report on Form 10-K, which is expected be filed with the SEC on March 14, 2017. Information regarding any interest that PharmAthene, Altimmune or any of the executive officers or directors of PharmAthene or Altimmune may have in the transaction with Altimmune is set forth in the proxy statement/prospectus/consent solicitation.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will”; “potential”; “believe”; “anticipate”; “intend”; “plan”; “expect”; “estimate”; “could”; “may”; “should”; or similar statements are forward-looking statements. Risks and uncertainties include risks associated with our ability to consummate the mergers with Altimmune, our ability to advance our next generation anthrax vaccine programs; and other risks detailed from time to time in PharmAthene’s Forms 10-K and 10-Q under the caption “Risk Factors”, its Registration Statement on Form S-4 filed with the SEC on February 3, 2017 and in its other reports and registration statements filed with the U.S. Securities and Exchange Commission. PharmAthene disclaims any intent or obligation to update these forward-looking statements other than as required by law. Copies of PharmAthene’s public disclosure filings are available from its investor relations department and its website under the investor relations tab at http://www.pharmathene.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ Philip MacNeill
	Name:	Philip MacNeill
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:   March 14, 2017